SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2017

Charter Communications, Inc.

CCO Holdings, LLC

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street

Stamford, Connecticut 06901

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 21, 2017 Charter Communications Operating, LLC (“Charter Operating”), CCO Holdings, LLC and certain of Charter Operating’s subsidiaries entered into that certain Restatement Agreement (the “Restatement Agreement”) with the Lenders (as defined therein) party thereto and Bank of America, N.A., as administrative agent to that certain Amended and Restated Credit Agreement, dated March 18, 1999, as further amended and restated on May 16, 2016, as amended by Amendment No. 1, dated as of December 23, 2016, and as further amended by that certain Incremental Activation Notice No. 1, dated as of January 19, 2017 (such credit agreement as in effect immediately prior to the Restatement Agreement, the “Existing Credit Agreement” and as amended by the Restatement Agreement, the “Amended and Restated Credit Agreement”). The changes to the Existing Credit Agreement include, among other things, (i) replacing and increasing all existing revolving commitments, Term A-1 Loans, Term E-1 Loans, Term F-1 Loans, Term H-1 Loans and Term I-1 Loans with new revolving commitments, Term A-2 and Term B Loans and (ii) changing the interest rates applicable thereto and extending certain maturity dates, as set forth below.

(i) (x) the Amended and Restated Credit Agreement provides for a $4.0 billion revolving credit facility and (y) (A) Revolving Loans, at the option of Charter Operating, bear interest at the Eurodollar Rate plus 1.50% or ABR plus 0.50% (reduced from the Eurodollar Rate plus 1.75% or ABR plus 0.75%), (B) the maturity date of the Revolving Commitments is March 31, 2023 (replacing the maturity of the prior Revolving Commitments of May 18, 2021);

(ii) (x) the Amended and Restated Credit Agreement provides for a $2.875 billion Term A-2 Loan and (y) (A) the Term A-2 Loan, at the option of Charter Operating, bears interest at the Eurodollar Rate plus 1.50% or ABR plus 0.50% (reduced from the Eurodollar Rate plus 1.75% or ABR plus 0.75%) and (B) the maturity date of the Term A-2 Loan is March 31, 2023 (replacing the maturity of the prior Term A-1 Loans of May 18, 2021); and

(iii) (x) the Amended and Restated Credit Agreement provides for a $6.35 billion Term B Loan and (A) the Term B Loan, at the option of Charter Operating, bears interest at the Eurodollar Rate plus 2.00% or ABR plus 1.00% and (B) the maturity date of the Term B Loan is April 30, 2025 (replacing the maturity of the prior Term E-1 Loans, Term F-1 Loans, Term H-1 Loans and Term I-1 Loans of July 1, 2020, January 3, 2031, January 15, 2022 and January 15, 2024, respectively).

A copy of the Restatement Agreement is filed herewith as Exhibit 10.1, and is incorporated herein by reference. The foregoing description of the Restatement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of this document.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information in Item 1.01 above is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

10.1	Restatement Agreement dated as of December 21, 2017 to the Amended and Restated Credit Agreement dated as of March 18, 1999, as amended and restated on May 18, 2016, as amended by Amendment No. 1, dated as of December 23, 2016 and as further amended by that certain Incremental Activation Notice No. 1, dated as of January 19, 2017, by and among Charter Communications Operating, LLC, CCO Holdings, LLC, the Lenders Party thereto and Bank of America, N.A., as Administrative Agent.

Exhibit Index

Exhibit	Description

10.1	Restatement Agreement dated as of December 21, 2017 to the Amended and Restated Credit Agreement dated as of March 18, 1999, as amended and restated on May 18, 2016, as amended by Amendment No. 1, dated as of December 23, 2016 and as further amended by that certain Incremental Activation Notice No. 1, dated as of January 19, 2017, by and among Charter Communications Operating, LLC, CCO Holdings, LLC, the Lenders Party thereto and Bank of America, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC., Registrant

Date: December 28, 2017	By:	/s/ Richard R. Dykhouse
Richard R. Dykhouse
Executive Vice President, General Counsel and Corporate Secretary

CCO HOLDINGS, LLC Registrant

Date: December 28, 2017	By:	/s/ Richard R. Dykhouse
Richard R. Dykhouse
Executive Vice President, General Counsel and Corporate Secretary

CCO HOLDINGS CAPITAL CORP. Registrant

Date: December 28, 2017	By:	/s/ Richard R. Dykhouse
Richard R. Dykhouse
Executive Vice President, General Counsel and Corporate Secretary